UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2007

Targeted Genetics Corporation
(Exact name of registrant as specified in its charter)

Washington	0-23930	91-1549568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Olive Way, Suite 100, Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(206) 623-7612

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 8, 2007, Targeted Genetics Corporation entered into a securities purchase agreement with institutional and other accredited purchasers listed on the signature pages thereto, collectively, the Purchasers, to sell an aggregate of 2.18 million shares of Targeted Genetics’ common stock at a price of $4.00 per share of common stock, together with warrants to purchase up to an aggregate of 763,000 shares of Targeted Genetics’ common stock. The warrants to be issued in the transaction will be exercisable at $5.41 per share, the closing price of Targeted Genetics common stock on the NASDAQ Capital Market on January 5, 2007, the trading day immediately preceding Targeted Genetics entering into the securities purchase agreement. The financing is expected to close on January 11, 2007, subject to satisfaction of customary closing conditions. If the closing proceeds as expected, the gross proceeds from this financing would be $8.72 million. Targeted Genetics estimates that net proceeds from the financing will be approximately $8.1 million after deducting the estimated costs associated with the transaction. Targeted Genetics plans to use the net proceeds of this financing for working capital and other general corporate purposes.

In connection with the financing, on January 8, 2007, Targeted Genetics also entered into a registration rights agreement, pursuant to which Targeted Genetics has agreed to file a registration statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, or SEC, covering the resale by the Purchasers of the shares of common stock to be issued to the Purchasers pursuant the securities purchase agreement and the shares of common stock issuable to the Purchasers upon exercise of the warrants. Under the terms of the registration rights agreement, Targeted Genetics must file the registration statement within 10 business days after the closing date of the financing. If the registration statement is not filed with the SEC within this time period, Targeted Genetics has agreed to make pro rata payments to each Purchaser in an amount equal to 1.5% of the aggregate amount invested by such Purchaser for each 30-day period or pro rata for any portion thereof from the date the registration statement should have been filed until the date it is filed. Targeted Genetics also has agreed to use best efforts to cause the registration statement to become effective as soon as practicable and if the registration statement is not declared effective by the SEC within 90 days after the closing date of the financing (or 120 days thereafter if the registration statement is reviewed by the SEC), or if after the registration statement has been declared effective by the SEC, and sales cannot be made pursuant to the registration statement for any reason other than market conditions or limited suspension periods as authorized under the registration rights agreement, Targeted Genetics will make pro rata payments to each Purchaser in an amount equal to 1.5% of the aggregate amount invested by each such Purchaser for each 30-day period or pro rata for any portion thereof from the date the registration statement should have been effective, or if sales cannot be made as described above, until the date the registration is declared effective or sales can be made.

Pacific Growth Equities, LLC acted as the exclusive placement agent for the financing and will receive at closing cash compensation of approximately $523,000 and a warrant to purchase approximately 25,000 shares of Targeted Genetics’ common stock on the same terms as the warrants issued to the Purchasers. In addition, Targeted Genetics has agreed to reimburse Pacific Growth Equities, LLC for its reasonable out-of-pocket fees and expenses up to $40,000 incurred in connection with the financing.

The summary of the terms of the securities purchase agreement, the registration rights agreement and the warrants included herein is subject to, and qualified in its entirety by, the securities purchase agreement, the registration rights agreement and the form of warrant, which are filed as exhibits 10.1, 10.2 and 10.3, respectively, to this current report and are incorporated herein by reference.

A copy of the press release issued by Targeted Genetics announcing the financing is filed as exhibit 99.1 to this current report and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

As set forth in Item 1.01 above, on January 8, 2007, Targeted Genetics agreed to sell an aggregate of 2.18 million shares of Targeted Genetics’ common stock and warrants to purchase up to an aggregate of 763,000 shares of Targeted Genetics’ common stock at a price of $4.00 per share of common stock, for an aggregate offering price of $8.72 million. The warrants to be issued in the transaction will be exercisable at $5.41 per share. In addition, Targeted Genetics will issue a substantially similar warrant to purchase approximately 25,000 shares of Targeted Genetics’ common stock to Pacific Growth Equities, LLC, as compensation for Pacific Growth Equities, LLC acting as exclusive placement agent for the transaction.

The common stock and warrants sold pursuant to the securities purchase agreement were offered and sold in a private placement without registration under the Securities Act, or state securities laws, in reliance on the exemptions provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The warrant issued to Pacific Growth Equities, LLC was also issued in reliance on the exemptions from registration provided by Section 4(2) of the Securities Act and Regulation D and similar exemptions under applicable state laws.

Additional information regarding the financing is included under Item 1.01 of this current report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

10.1	Securities Purchase Agreement among Targeted Genetics Corporation and the Purchasers listed on Schedule A thereto dated January 8, 2007

10.2	Registration Rights Agreement among Targeted Genetics Corporation and the Purchasers dated January 8, 2007

10.3	Form of Warrant

99.1	Press Release of Targeted Genetics Corporation dated January 8, 2007

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGETED GENETICS CORPORATION

By:	/s/ David J. Poston
David J. Poston
Vice President Finance and Chief Financial Officer

Dated: January 8, 2007

INDEX TO EXHIBITS

10.1	Securities Purchase Agreement among Targeted Genetics Corporation and the Purchasers listed on Schedule A thereto dated January 8, 2007

10.2	Registration Rights Agreement among Targeted Genetics Corporation and the Purchasers dated January 8, 2007

10.3	Form of Warrant

99.1	Press Release of Targeted Genetics Corporation dated January 8, 2007